UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 5, 2010

EDCI HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34015	26-2694280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 East 44th Street
New York, New York 10017
(Address of Principal
Executive Offices)

(646) 401-0084
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On March 5, 2010, EDCI Holdings, Inc. (“EDCI”), the holding company for Entertainment Distribution Company, Inc., the majority shareholder of Entertainment Distribution Company, LLC, issued a press release providing financial results for the quarterly and annual  periods ended December 31, 2009. The press release contains forward-looking statements regarding EDCI and includes cautionary statements identifying important factors that could cause actual results to differ. This EDCI press release is furnished as Exhibit 99.1 to this current report.

On March 8, 2010, the management of EDCI hosted a conference call to discuss EDCI’s financial condition and results of operations for the quarterly and annual periods ended December 31, 2009. This conference call was webcast and was broadly accessible over EDCI’s website at www.edcih.com. A written transcript of EDCI’s prepared remarks for this conference call is furnished as Exhibit 99.2 to this current report.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

99.1 EDCI News Release announcing 4Q2009 Results dated 03/05/2010
99.2 Transcript of EDCI’s 4Q2009 Investor Conference Call dated 03/08/2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDCI HOLDINGS, INC.

Date: March 8, 2010	By:	/s/ Clarke H. Bailey
Clarke H. Bailey
Chief Executive Officer